SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 22, 2004

CABLEVISION SYSTEMS CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware
(State of Incorporation)

1-14764 (Commission File Number)	11-3415180 (IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046 (Commission File Number)	11-2776686 (IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17  CFR240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17  CFR240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

             Effective as of September 22, 2004, Andrew B. Rosengard, Executive Vice President, Development of Cablevision Systems Corporation and CSC Holdings, Inc. (the “Companies”), Raymond S. Andersen, Senior Vice President, Controller and Acting Principal Accounting Officer of the Companies, and Luigi Cestra, Vice President, Divisional Controller, Cable Operations of the Companies resigned from these positions. Michael P. Huseby, Executive Vice President and Chief Financial Officer of the Companies, will serve as Acting Principal Accounting Officer of the Companies until a Principal Accounting Officer is named. Mr. Huseby joined the Cablevision Systems Corporation and CSC Holdings, Inc. on August 23, 2004 and information concerning his business experience and employment arrangements was described in a report on Form 8-K filed by the Companies on August 26, 2004.

ITEM 9.01	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)        none

      (b)        none

      (c)        none

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
By:	/s/ Hank J. Ratner

	Name: Title:	Hank J. Ratner Vice Chairman

Dated: September 24, 2004

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.
By:	/s/ Hank J. Ratner

	Name: Title:	Hank J. Ratner Vice Chairman

Dated: September 24, 2004